SUPPLEMENT DATED JULY 11, 2016

TO THE PROSPECTUS OF MATTHEWS ASIA FUNDS

DATED APRIL 29, 2016

For all existing and prospective shareholders of Matthews Japan Fund—Institutional Class (MIJFX)

Effective immediately after market closing on July 29, 2016, the Matthews Japan Fund (the “Japan Fund”) will be closed to most new investors. The Japan Fund will continue to accept investments from existing shareholders. However, once a shareholder closes an account, additional investments in the Japan Fund will not be accepted from that shareholder.

The following section entitled “Who Can Invest in a Closed Fund?” is hereby added to page 87 of the prospectus immediately before the section entitled “Exchanging Shares”:

Who Can Invest in a Closed Fund?

The Japan Fund has limited sales of its shares starting on August 1, 2016 because Matthews and the Trustees believe continued unlimited sales may adversely affect the Japan Fund’s ability to achieve its investment objective.

If you were a shareholder of the Japan Fund when it closed and your account remains open, you may make additional investments in the Japan Fund, reinvest any dividends or capital gains distributions in that account or open additional accounts in the Japan Fund under the same primary Social Security Number. To establish a new account in the Japan Fund, you must provide written proof of your existing account (e.g., a copy of the account statement) to the Japan Fund. A request to open a new account in the Japan Fund will not be deemed to be “in good order” until you provide sufficient written proof of existing ownership of the Japan Fund to the Japan Fund or its representative.

In addition, the following categories of investors may continue to invest in the Japan Fund:

•	Financial advisors with existing clients in the Japan Fund
•	Retirement plans or platforms with participants that currently invest in the Japan Fund
•	Model-based and discretionary programs with existing accounts in the Japan Fund
•	Trustees, officers and employees of the Funds and Matthews, and their family members

Please note that some intermediaries may not be able to operationally accommodate additional investments in a closed Fund. The Board of Trustees reserves the right to close a Fund to new investments at any time (including further restrictions on one or more of the above categories of investors) or to re-open a closed Fund to all investors at any future date. If you have any questions about whether you are able to purchase shares of a closed Fund, please call 800-789-ASIA [2742].

Please retain this Supplement with your records.

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